DIASYS CORPORATION
                       (A DEVELOPMENT STAGE CORPORATION)
                                   PRO FORMA


                                                                 AS OF
                                                                01/31/98
                                                               (UNAUDITED)
                                                               -----------

                                ASSETS

Current Assets

Cash and equivalents .....................................     $1,294,713 (1)
Accounts Receivable, less allowance for doubtful
  accounts of $19,000 ....................................        131,335
Inventories ..............................................        509,135
Prepaid expenses and other assets ........................         19,353
                                                               ----------
      Total Current Assets ...............................      1,954,536

Equipment, Furniture and Fixtures less accumulated
  depreciation............................................         83,212
Patent, less accumulated amortization.....................         65,432
Deferred Offering Costs...................................         43,654
                                                               ----------
      TOTAL ASSETS........................................      2,146,834


                       LIABILITIES AND STOCKHOLDER EQUITY

Current Liabilities

Accounts Payable ........................................         128,415
Accrued Expenses.........................................             732
                                                               ----------
      Total Current Liabilities..........................         129,147

Stockholder's Equity

Common Stock $.001 par value:
  Authorized 10,000,000, issued 2,655,750 at 01/31/98 ...           2,656 (1)
Additional Paid in Capital...............................       7,212,306 (1)
Deficit Accumulated during the developmental stage.......      (5,197,275)
                                                               ----------
      Total Stockholder's Equity.........................       2,017,687

     TOTAL LIABILITIES AND STOCKHOLDERS EQUITY...........       2,146,834

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(1) Includes proceeds of $1,086,750 from the exercise of 241,500 publicly traded common stock purchase warrants.